Hennessy Japan Small Cap Fund

Investor Class HJPSX | Institutional Class HJSIX

Supplement to the Summary Prospectus dated February 27, 2015, as amended and restated June 15, 2015 and
supplemented June 22, 2015 and October 7, 2015

In connection with a change in portfolio managers, effective as of October 17, 2015, the “Portfolio Managers” section is replaced in its entirety as follows:

Portfolio Managers

Tadahiro Fujimura and Tetsuya Hirano are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Fujimura has served as Portfolio Manager of the Fund since inception and Mr. Hirano has served as Portfolio Manager of the Fund since October 2015.

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Prospectus Supplement Dated November 16, 2015

Please Read Carefully and Keep for Future Reference